Accounts Receivable	12 Months Ended
Mar. 04, 2017
Accounts Receivable
Accounts Receivable

8. Accounts Receivable

The Company maintains an allowance for doubtful accounts receivable based upon the expected collectability of accounts receivable. The allowance for uncollectible accounts at March 4, 2017 and February 27, 2016 was $30,891 and $32,820 respectively. The Company’s accounts receivable are due primarily from third-party payors (e.g., pharmacy benefit management companies, insurance companies or governmental agencies) and are recorded net of any allowances provided for under the respective plans. Since payments due from third-party payors are sensitive to payment criteria changes and legislative actions, the allowance is reviewed continually and adjusted for accounts deemed uncollectible by management.